                                                                    Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:   National Steel Corporation, Et al.

CASE NO:     02-08697 THROUGH 02-08738




                      DECLARATION UNDER PENALTY OF PERJURY


I, Kirk A. Sobecki, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                         /s/ Kirk A. Sobecki
                                         ---------------------------------------
                                         For the Debtor In Possession

                                         Kirk A. Sobecki
                                         President

DATED: July 18, 2003

U.S. TRUSTEE MONTHLY OPERATING REPORT
May 1, 2003 to May 31, 2003

I.    National Steel Corporation Unaudited Combined Financial Statements
   A. Combined Statement of Receipts and Disbursements for the month ended May 31, 2003
   B. Combined Statement of Net Liabilities in Liquidation as of May 31, 2003
   C. Notes to the Unaudited Combined Financial Statements

II.   Schedule of Receipts and Other Information

III.  Schedule of Disbursements

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
COMBINED STATEMENT OF RECEIPTS AND DISBURSEMENTS
(In Millions of Dollars)
(Unaudited)

                                                                               For the
                                                                               Month of
                                                                              May, 2003
                                                                           ---------------
Beginning Cash Balance, May 1, 2003                                            $    2.4
                                                                           ---------------

Receipts
   Proceeds from asset sale                                                    $  844.1
   Operating receipts                                                             105.7
                                                                           ---------------
Total Receipts                                                                    949.8
                                                                           ---------------

Disbursements
   DIP Loan                                                                        68.8
   Net adjustments to DIP Loan due to timing                                        6.4
   Cure payments                                                                   23.9
   Tax Claims                                                                      11.2
   Professional Fees                                                                1.5
   Severance and Retention Expenses                                                 3.3
   Post-Petition Workers Comp                                                       0.5
   Post-Petition Pension Obligation                                                30.0
   Payments to Creditors
       Mitsubishi                                                                  54.5
       Marubeni                                                                    23.0
       Bondholders                                                                231.8
   Operating disbursements                                                        111.0
                                                                           ---------------
Total Disbursements                                                               565.9
                                                                           ---------------

                                                                           ---------------
Net Receipts for the Period                                                    $  383.9
                                                                           ---------------

                                                                           ---------------
Ending Cash Balance including Restricted Cash, May 31, 2003                    $  386.3
                                                                           ===============

See notes to the combined financial statements

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
COMBINED STATEMENT OF NET LIABILITIES IN LIQUIDATION
(In Millions of Dollars)
(Unaudited)

                                                                                    May 31,
                                                                                     2003
                                                                               ----------------
ASSETS

Cash and cash equivalents                                                         $   247.1
Restricted cash                                                                       139.2
Receivables--net                                                                        4.4
Property, plant and equipment, net                                                      6.4
Other assets                                                                           29.8
                                                                               ----------------
   TOTAL ASSETS                                                                   $   426.9
                                                                               ================

LIABILITIES

Accounts payable                                                                  $    46.5
Salaries, wages, benefits and related taxes                                            15.9
Property taxes                                                                         20.7
Other accrued liabilities                                                              70.3
Liabilities subject to compromise                                                   3,276.4
                                                                               ----------------
  TOTAL LIABILITIES                                                                 3,429.8
                                                                               ----------------

  NET LIABILITIES                                                                 $(3,002.9)
                                                                               ================

See notes to the combined financial statements

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
NOTES TO THE COMBINED FINANCIAL STATEMENTS

Note 1 - Basis of Presentation

On March 6, 2002 National Steel Corporation (the "Company") and forty-one of its domestic subsidiaries (collectively "the Debtors") filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the "Court"). Certain majority owned subsidiaries of the Company have been excluded from the Chapter 11 filings. The case was assigned to the Hon. John H. Squires and is being jointly administered under case number 02-08699.

On April 21, 2003 the Court approved a motion to sell substantially all of our assets to United States Steel Corporation ("USS"). Closing was completed on May 20, 2003 and we ceased operations. Since the asset sale, we have conducted no operations other than in accordance with, and as required by, the Bankruptcy Code. In connection with the approval of the sale motion we agreed to file a Chapter 11 liquidation plan with the Court. Under the priority scheme established by the Bankruptcy Code, certain post-petition liabilities and pre-petition liabilities need to be satisfied before shareholders can receive any distribution. There will not be a recovery by our stockholders under any Chapter 11 plan.

As a result of the events mentioned above, we adopted the liquidation basis of accounting as of May 31, 2003. The liquidation basis of accounting requires assets to be reported at their estimated realizable values and liabilities to be reported at their estimated settlement amounts. The liquidation basis of accounting requires us to accrue an estimate for expenses to be incurred during the period through closing the Chapter 11 case. We recorded an accrual of approximately $48 million in May 2003 for this estimate.

Property and equipment is being reported at current estimated selling values based upon on-going negotiations with potential buyers. Actual amounts realized could differ from these estimates.

Liabilities subject to compromise continue to be valued at their historical values until "legal release" by the Court. This is expected to occur once the liquidation plan is final and all assets have been distributed.

Preparation of the combined financial statements for the month ended May 31, 2003 requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual amounts could differ materially from those estimates.

The unaudited financial results presented for the month ended May 31, 2003 are not necessarily indicative of results of operations for the full year. The Annual Report of NSC on Form 10-K for the year ended December 31, 2002 and other reports filed with the Securities and Exchange Commission during 2003 contain additional information and should be read in conjunction with this report.

Note 2 - Restricted Cash

Restricted Cash consists of funds escrowed at the time of the asset sale as designated by the Court as follows:

          Real Estate Tax Escrow                           $   23.1
          Property Tax Escrow                                  41.7
          Unsecured Creditor Escrowed Funds                    25.0
          Other Escrowed Funds                                  8.4
          Letters of Credit                                    41.0
                                                       ----------------
                                                           $  139.2
                                                       ================

Note 3 - Accounts Receivable

Accounts receivable activity for the month of May 2003 is as follows:

          Balance, April 30, 2003                          $  229.2
               May Sales                                      142.8
               Sold to USS                                   (229.9)
               May Collections                               (137.7)
                                                       ----------------
          Balance, May 31, 2003                            $    4.4
                                                       ================

Note 4 - Other Assets

Other assets at May 31, 2003 consists of the following:

          Prepaid insurance                                $    2.0
          Vendor deposits                                       2.0
          Chapter 11 Professional Fee Retainers                 1.0
          Prudential Stock                                      6.2
          Environmental and Other                              17.3
          Other                                                 1.3
                                                       ----------------
                                                           $   29.8
                                                       ================

Note 5 - Accounts Payable

Accounts payable activity for the month of May 2003 is as follows:

          Balance, April 30, 2003                          $  109.2
               May Purchases                                  112.9
               Amounts assumed by USS                        (133.8)
               May Payments                                   (41.8)
                                                       ----------------
          Balance, May 31, 2003                            $   46.5
                                                       ================

Note 6 -- Liabilities Subject to Compromise

The principal categories of claims classified as liabilities subject to compromise are identified below. All amounts below may be subject to future adjustment depending on Court action, further developments with respect to disputed claims, or other events. Additional claims may arise resulting from rejection of additional executory contracts or unexpired leases by the Company. Under an approved final plan of liquidation, these claims may be settled at amounts substantially less than their allowed amounts.

Recorded liabilities subject to compromise under the Chapter 11 proceedings consisted of the following:

                                                                     May 31,
                                                                      2003
                                                                ----------------
      Accounts payable                                            $    133.3
      Short-term borrowings                                            100.0
      Salaries, wages, benefits and related taxes                       97.1
      Pension liabilities                                            2,146.3
      Property taxes                                                    49.6
      Income taxes                                                       1.7
      Other accrued liabilities                                         48.1
      Long-term obligations                                             36.1
      Postretirement benefits other than pensions                      425.1
      Other long-term liabilities                                      239.1
                                                                ----------------
                                                                  $  3,276.4
                                                                ================

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: National Steel Corporation, et al.       CASE NOs.:02-08697 through 02-08738


                              SCHEDULE OF RECEIPTS
                        For the Month Ending May 31, 2003

               Category
               --------
               Operating Receipts                            $  105.7
               Proceeds from Asset Sale to USS                  844.1
               Interest Income                                    -
               Property sales & other receipts                    -
               Escrow Deposits                                    -
               Other                                              -
               Transfers                                          -

                                                           -------------
               Total                                         $  949.8
                                                           -------------


                               PAYROLL INFORMATION
                        For the Month Ending May 31, 2003

               Gross Payroll for the Period                  $   12.2
                                                           --------------

               Payroll Taxes Due but Unpaid                  $    0.3
                                                           --------------

Post petition salaries and wages, including employee withholdings and employer related payroll taxes, have been paid in the ordinary course of business.

Other post petition taxes, including those for sales and use taxes, property taxes and other taxes have been paid in the ordinary course of business.

All insurance policy premiums due, including those for workers compensation and disability insurance have been paid. Accordingly, all such policies remain in force.

Details for the above transactions will be provided to the U.S. Trustee upon request.

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: National Steel Corporation, et al.       CASE NOs.: 02-08697 through 02-08738

                            SCHEDULE OF DISBURSEMENTS

                                                                                      Month Ended
                                                                                        May 31,
  Case No.                                                                               2003
------------                                                                       ----------------
   02-08699   National Steel Corporation (Delaware)                                $  560,223,213
   02-08697   Granite City Steel Company                                                        0
   02-08698   National Materials Procurement Corporation                                        0
   02-08738   National Steel Corporation (New York)                                             0
   02-08700   American Steel Corporation                                                        0
   02-08704   D.W. Pipeline Corporation                                                         0
   02-08707   Granite Intake Corporation                                                        0
   02-08713   Great Lakes Steel Corporation                                                     0
   02-08715   The Hanna Furnace Corporation                                                     0
   02-08719   Hanna Ore Mining Corporation                                                      0
   02-08723   Ingleside Channel & Dock Co.                                                      0
   02-08728   Ingleside Holdings L.P.                                                           0
   02-08731   Ingleside Point Corporation                                                       0
   02-08737   Liberty Pipe and Tube, Inc.                                                       0
   02-08701   Mid-Coast Minerals Corporation                                                    0
   02-08705   Midwest Steel Corporation                                                         0
   02-08710   NS Holdings Corporation                                                       4,247
   02-08714   NS Land Company                                                                   0
   02-08717   NS Technologies, Inc.                                                             0
   02-08721   NSC Realty Corporation                                                            0
   02-08726   NSL, Inc.                                                                 1,500,013
   02-08729   Natcoal, Inc.                                                                     0
   02-08732   National Acquisition Corporation                                                  0
   02-08735   National Caster Acquisition Corporation                                           0
   02-08736   National Caster Operating Corporation                                             0
   02-08702   National Casting Corporation                                                      0
   02-08706   National Coal Mining Company                                                      0
   02-08709   National Coating Limited Corporation                                              0
   02-08711   National Coating Line Corporation                                                 0
   02-08716   National Mines Corporation                                                        0
   02-08720   National Ontario Corporation                                                      0
   02-08724   National Ontario II, Limited                                                      0
   02-08725   National Pickle Line Corporation                                                  0
   02-08733   National Steel Funding Corporation                                                0
   02-08703   National Steel Pellet Company                                             3,035,433
   02-08708   Natland Corporation                                                               0
   02-08712   Peter White Coal Mining Corp.                                                     0
   02-08718   ProCoil Corporation                                                       1,192,825
   02-08722   Puritan Mining Company                                                            0
   02-08727   Rostraver Corporation                                                             0
   02-08730   Skar-Ore Steamship Corporation                                                    0
   02-08734   The Teal Lake Iron Mining Company                                                 0
                                                                                   ----------------
                                                                                   $  565,955,731
                                                                                   ================